UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant                       X

Filed by a Party Other than the Registrant

Check the appropriate box:
__	Preliminary Proxy Statement
__	Confidential, for Use of the Commission Only
X	Definitive Proxy Statement
__	Definitive Additional Materials
__	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

FIELDPOINT PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________
(Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
X	No fee required
__	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
__	Fee Paid previously with preliminary materials.
__

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

FIELDPOINT PETROLEUM CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 22, 2004

The Annual Meeting of Shareholders of FieldPoint Petroleum Corporaton (the "Company") will be held at the 4207 River Place Blvd., Austin, Texas 78730 on Friday, October 22, 2004 at 9:00 o'clock a.m. local time for the purpose of considering and voting upon the following:
1.	To elect five (5) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.
2.	To ratify our selection of our independent certified public accountants.
3.	Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of the Company's common stock of record at the close of business on September 17, 2004 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended December 31, 2003, is being mailed to shareholders concurrently with our Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt or a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Annual Meeting of Shareholders. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.
FIELDPOINT PETROLEUM CORPORATION
/s/ Ray D. Reaves Ray D. Reaves, Secretary

FIELDPOINT PETROLEUM CORPORATION

PROXY SOLICITED ON BEHALF OF THE COMPANY

        The undersigned hereby constitutes and appoints Ray D. Reaves or ____________________________ (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of FieldPoint Petroleum Corporation (the "Company") to be held at the 4207 River Place Blvd., Austin, Texas 78730 on Friday, October 22, 2004 at 9:00 o'clock a.m. local time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.
(1)	FOR _______________	WITHHOLD AUTHORITY _____________
To elect all of the nominees listed below:
Ray D. Reaves, Karl W. Reimers, Roger D. Bryant, Dan Robinson, Mel Slater

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

_____________________________________________________________
(2)	FOR __________	AGAINST __________	ABSTAIN ___________
To ratify our selection of our independent public accountants

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2, AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.
Date _________________________________, 2004
_________________________________________ Name (please type or print)
_________________________________________ Signature
_________________________________________ Signature, if held jointly

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FIELDPOINT PETROLEUM CORPORATION
1703 Edelweiss Dr.
Cedar Park, TX 78613

PROXY STATEMENT
For Annual Meeting of Shareholders
To Be Held October 22, 2004

Solicitation of Proxies:

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of FieldPoint Petroleum Corporation (the "Company") to be voted at the annual meeting of shareholders (the "Meeting" or "Annual Meeting") to be held at 4207 River Place Blvd Austin, Texas 78730 on Friday, October 22, 2004 at 9:00 a.m., central daylight savings time and at any adjournments thereof. This Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of record on or about September 24, 2004.

        At the Meeting, the shareholders will be asked to consider and vote upon: (i) a proposal to elect five (5) nominees as directors of the Company to serve until the next annual meeting of shareholders of the Company; (ii) ratify the selection of Hein & Associates, L.L.P. as the Company's independent auditors for the current fiscal year ending December 31, 2004; (iii) any other business as may properly come before the Meeting or any adjournment thereof (collectively, the "Proposals"). The Board of Directors unanimously recommends that the shareholders vote FOR all nominees as directors and IN FAVOR of all Proposals.

Record Date and Outstanding Shares:

        The Board of Directors has fixed the close of business on September 17, 2004, as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting (the "Record Date"). On September 17, 2004, there were outstanding 7,680,175 shares of common stock, $ .01 par value held by shareholders entitled to vote at the meeting.

Voting Proxies:

        A proxy card accompanies this Proxy Statement. All properly executed proxies that are not revoked will be voted at the Meeting, and any postponements or adjournments thereof, in accordance with the instructions contained therein. Proxies containing no instruction regarding the Proposals specified in the form of proxy will be voted for all nominees as directors and in favor of the Proposals. The Meeting may be adjourned and additional proxies solicited, if the vote necessary to approve a Proposal has not been obtained. Any adjournment of the Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting (regardless of whether those shares constitute a quorum).

        A shareholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Meeting by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of the Company stating the proxy is revoked, or by attending the Meeting and voting in person. Mere attendance at the Meeting will not revoke a properly executed proxy.

Quorum and Required Vote:

        Quorum:         The holders of one-third of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote at the Meeting shall constitute a quorum of the transactions of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

        Required Vote:         At the Meeting, the holders of Common Stock on the Record Date will be entitled to one vote per share on each matter of business properly brought before the Meeting including one vote per share on each of the nominees for director and the Proposals. Holders of Common Stock have the right to elect five (5) members of the Board of Directors, as proposed in the "Director Election Proposal." Every holder of Common Stock on the Record Date shall have the right to vote, in person or by proxy, the number of shares of Common Stock owned, for as many persons as there are directors to be elected at that time. Cumulative voting in the election of directors is not permitted. Directors are elected by the plurality of the votes cast by the shares entitled to vote in the election. Approval of the other matters at the Meeting will require will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at the Meeting.

        Broker non-votes will not be counted as votes either "for" or "against" any matter coming before the Meeting, nor will broker non-votes be counted toward determining a quorum.

        Votes by Directors, Officers, and Affiliates: The Company has been advised that the directors, officers, and affiliates of the Company representing 44.1% of the issued and outstanding Common Stock intend to vote FOR all nominees for director and IN FAVOR of all other Proposals described in this Proxy Statement. All these directors, officers, and affiliates of the Company will have an interest in the election of directors.

Proxy Solicitation and Expenses:

        The Company is bearing all costs with respect to the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, facsimile, telegraph, and by directors, officers and regular employees of the Company, without special compensation therefore; except that directors, officers and employees of the Company may be reimbursed for out-of-pocket expenses in connection with any solicitation of proxies. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial holders or owners of Common Stock held of record by such persons, and the Company will reimburse reasonable forwarding expenses upon the request of such record holders.

        Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses.

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

        The Company's bylaws provide that the Board of Directors will consist of three (3) and no more than nine (9) members. The Board of Directors of the Company presently consists of five (5) members. Directors of the Company generally serve for a term of one year (until the next annual meeting of shareholders) and until their successors are duly elected or appointed and qualified, or until their death, resignation or removal. Each of the persons nominated to hold office provided below is currently a member of the Board of Directors, except for Mr. Karl W. Reimers. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named in the proxy to nominate and vote for the five persons named in the table below, each of who has consented to serve if elected. In the event that by reason of contingencies not presently known to the Board of Directors, one or all of the nominees should become unavailable for election, the proxies will be voted for such substitute as shall be designated by the Company's Board of Directors.

        Directors are elected by the plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

        Messrs. Bryant, Robinson and Slater are "non-executive" directors, denoting that they are neither officers nor employees of the Company. If elected, Mr. Reimers would also be considered a non-executive director. There are no family relationships between or among any of the directors of the Company.

        Nominees for Election at the Meeting:

Name	Age	Present Position with the Company
Ray D. Reaves	42	Director, Chairman, President, and CEO
Karl W. Reimers	62	Director
Roger D. Bryant	62	Director
Dan Robinson	56	Director
Mel Slater	61	Director

        Certain biographical information regarding the directors is listed below.

        Mr. Reaves has been Chairman, Chief Executive Officer, President, and a director of the Company since May 22, 1997. He has also served as a Director and the President of Bass Petroleum, Inc., from its inception in October 1989 to the present.

        Mr. Bryant has served as a director of the Company since July 1997. He has held the position of Chief Executive Officer of International Gateway Exchange from January 2002 to the present. He was President of Dial-Thru Corp. from November 1994 to January 2002. He was President of Network Data Corp. from May 1993 to October 1994. Mr. Bryant served as Senior Vice President Corporate Development of Network Data Corp. from January 1993 to May 1993. He also served as President of Dresser Industries, Inc. Wayne Division (a leading international manufacturer of fuel dispensing equipment) from May 1991 to July 1992. Mr. Bryant was President of Schlumberger Limited, Retail Petroleum Systems Division, USA (a division of Schlumberger Corporation) from August 1989 to May 1991.

        Mr. Reimers has held the position of President and CFO of B.A.G. Corp. from 1993 to the present. He served as Vice President CFO of Supreme Beef Company from 1989 to 1993. He also served as Vice President of Accounting for OKC Corp. a NYSE listed oil and gas company from 1975 to 1989. He was employed by Peat, Marwick, Mitchell, Certified Public Accountants from 1973 to 1975, and he has a MBA from the University of Texas at Arlington.

        Mr. Robinson has served as a director of the Company since August 30th of this year. He has held the position of President and Chief Executive Officer of Placid Refining Company LLC from December 2004 to the present. Prior to his current position, he served in many capacities with Placid Oil Company beginning in March 1975, including the roles of Project Engineer, Manager of Refinery Operations, Assistant Secretary, Assistant Treasurer, Secretary, and Treasurer. Before beginning his 30 year oil and gas career he was briefly employed as a commercial credit analyst at First National Bank in Dallas. Mr. Robinson received a BS degree in Mechanical Engineering in 1971 and an MBA degree in Finance in 1973, both from the University of Wisconsin. He currently sits on the Board of Directors of the National Petrochemical and Refiners Association.

        Mel Slater has served as a director of the Company since January 1, 2003. He has held the position of President of National ICT Australia from October 2003 to the present. Dr. Slater spent more that 25 years with leading technology firms including Gemplus and Motorola. At Motorola, he served in a number of positions including Vice President and General Manager, Global Software Group Americas, Vice President and Director of Motorola's Arizona Technology Laboratories, Design Technology Laboratories and as Motorola's Corporate Director of Software. Over the course of his career, Dr. Slater has managed operations in over ten countries. Dr. Slater is actively committed to education having served as a member of the EECS Engineering Advisory Board at the University of California at Berkeley and as a member of the Engineering Advisory Board at the University of Illinois.

        There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

        During the last five (5) years no director or officer of the Company has:

a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;
c.

subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on the written representations of its directors and officers or copies of the reports that they have filed with the SEC, during the two years ended December 31, 2003, Mr. Manogue failed to file reports covering multiple transactions in a timely fashion. Other than the foregoing, the Company is not aware of any failure on the part of any Reporting Persons to timely file reports required pursuant to Section 16(a).

Certain Relationships with Related Parties

        The Company leases office space from its majority shareholder. The lease requires monthly payments of $2,500 on a month to month basis.

Meetings and Committees of the board of Directors

        a.         Meetings of the Board of Directors

        During the fiscal year ended December 31, 2003. Two meetings of the Board of Directors were held, including regularly scheduled and special meetings, each of which were attended by all of the Directors. Outside Directors receive $500 per meeting and were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director. Directors received a grant of options to purchase 100,000 shares of common stock at the date of their appointment and could receive an additional grant of options to purchase shares of common stock, as long as they continue to serve as directors.

        b.         Committees

        The board appoints committees to help carry out its duties. In particular, board committee work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the result of its meetings with the full board. The board has established standing audit, compensation and nominating committees.

        During the fiscal year ended December 31, 2003, the audit committee held two meetings, the compensation committee did not meet and the nominating committee did not meet.

Audit Committee

        The audit committee is currently composed of the following directors:

Roger Bryant, Chairman
Mel Slater
Bob Wonish

        The Board of Directors has determined that Messrs. Bryant, Slater and Wonish are "independent" within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. For this purpose, an audit committee member is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

        The committee is responsible for accounting and internal control matters. The audit committee:

-	reviews with management, the internal auditors and the independent auditors policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves any significant changes in accounting principles of financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet on all of the independent accountants, controller or internal auditor whenever a special situation arises.

*        The audit committee has adopted a written charter, which was previously filed with the SEC.

Audit Committee Report

        The Audit Committee of the Board of Directors has:

        1.   reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2003 with management and representatives of the Company's auditors;

        2.   discussed with the Company's auditors the matters required to be discussed by SAS 61, as modified or supplemented; and

        3.   received the written disclosures and letter from the Company's auditors as required by Independence Standards Board Standard No. 1 and discussed the independence of the Company's auditors with representatives of them.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission.

The Audit Committee

Roger Bryant
Mel Slater
Bob Wonish

Compensation Advisory Committee

        The compensation advisory committee is currently composed of the following directors:

Mel Slater, Chairman
Roger Bryant

        The compensation advisory committee:

-

recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation advisory committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

-	administers our compensation plans for the same executives;
-	determines equity compensation for all employees;
-	reviews and approves the cash compensation and bonus objectives for the executive officers; and
-	reviews various matters relating to employee compensation and benefits.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

Nominating Committee

        The nominating committee is currently composed of the following directors:

Ray Reaves, Chairman
Roger Bryant

        The nominating committee was formalized in August 2004. Previously, the entire Board of Directors served as the nominating committee. Of the currently serving two directors, Mr. Bryant only would be deemed to be independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. For this purpose, a director is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

        The nominating committee selects nominees for the board of directors. The nominating committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by the Company's shareholders. Shareholders wishing to recommended a director nominee for consideration should contact Mr. Ray Reaves, Chief Executive Officer, at the Company's principal executive offices located in Cedar Park, Texas and provide to Mr. Reaves, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation SB, and a statement of the reasons why the security holder is making the recommendation. Candidates may also come to the attention of the nominating committee through current board members, professional search firms and other persons. In evaluating potential candidates, the nominating committee will take into account a number of factors, including, among others, the following:

        *        independence from management;

        *        whether the candidate has relevant business experience;

        *       judgment, skill, integrity and reputation;

        *       existing commitments to other businesses;

        *       corporate governance background;

        *       financial and accounting background, to enable the nominating committee to determine whether the candidate would be suitable for audit committee membership; and

        *       the size and composition of the board.

        The Nominating Committee does not operate pursuant to a charter.

        All of the nominees named in this Proxy Statement for the 2004 annual meeting were approved by our nominating committee. Mr. Reimers was recommended to the nominating committee by Mr. Ray Reaves.

Shareholder Communications

        Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Ray Reaves, Chief Executive Officer, at the principal executive offices of the Company. The board of directors will consider any such written communication at its next regularly scheduled meeting.

Executive Compensation:

        The following table sets forth the cash compensation received by the Company's Chief Executive Officer during the fiscal years ended December 31, 2003, 2002, and 2001, as well as aggregate options granted for each fiscal year.

Summary Compensation Table
Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus($)	Securities Underlying Options (#)
Ray D. Reaves Chairman, President and Chief Executive Officer	2003 2002 2001	120,000 120,000 120,000	0 32,500 50,000	400,000 -- --

Option Grants in Last Fiscal Year

        No stock options were granted during the fiscal year ended December 31, 2003 to the Company's Chief Executive Officer.

Aggregated Option Exercises And Fiscal Year-End Option Values

        The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 2003 by the Company's Chief Executive Officer, and the fiscal year-end value of unexercised options held by the Chief Executive Officer.

Name	Shares Acquired on Exercise #	Value Realized ($)	Number of Unexercised Options at FY-End Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options Exercisable/ Unexercisable
Ray D. Reaves	0	0	200,000	0

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of our common stock by:

* each person who beneficially owns more than 5% of the common stock;

* each of our executive officers;

* each of our directors and director nominees; and

* all executive officers and directors as a group.

The table shows the number of shares owned as of September 17, 2004 and the percentage of outstanding common stock owned as of September 17, 2004. Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address(2)	Number of Shares	Percent Owned(1)
Ray D. Reaves	3,080,470(3)	40.1%
Mel Slater	470,295(4)	6.1%
Roger D. Bryant	35,000(5)	.5%
Dan Robinson	100,000	1.3%
Robert A. Manogue	201,527	6.5%
Karl Reimer	0	--
All Officers and Directors as a Group (6 persons)	3,887,292	50.6%

_________________________________________________

(1)        The percentages shown are calculated based upon 7,680,175 shares of common stock outstanding. In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this Proxy Statement upon the exercise of options and warrants or conversion of notes are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(2)        Unless otherwise stated, the beneficial owner's address is 1703 Edelweiss Drive, Cedar Park, Texas 78613.

(3)        Includes 160,000 shares held by Bass Petroleum, Inc., of which Mr. Reaves is the sole director and executive officer. Includes an option to purchase 200,000 shares of common stock.

(4)        Includes an option to purchase 130,000 shares of common stock.

(5)        Includes an option to purchase 30,000 shares of common stock.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected the firm of Hein + Associates LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2004. Hein + Associates has been the Company's accountants continuously since 1995. It is not expected that a member of Hein + Associates will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions. Ratification of the selection of our auditors is not required under the laws of the State of Colorado, or applicable rules or regulations of the Securities and Exchange Commission, but will be considered by the Board of Directors in selecting auditors for future years.

        The following table details aggregate fees billed for the last two fiscal years ended December 31, 2003 and 2002, respectively, by Hein + Associates for:

        *        Professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the Company's quarterly consolidated financial statements ("Audit Fees");

        *        Assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and are not Audit Fees ("Audit-Related Fees");

        *        Professional services rendered for tax compliance, tax advice, and tax planning ("Tax Fees")

        *        All other services ("All Other Fees"):

Type of Fees	Aggregate Fees Billed
	2003	2002
Audit Fees	$33,587.00	$15,740.00
Audit-Related Fees	$ 0	$0
Tax Fees	$ 7,993.85	7,671.00
All Other Fees	$ 0	$ 0

        The Audit Committee has not established pre-approval policies and procedures that would permit engagement of accountants to render audit or non-audit services without prior approval of the Audit Committee.  As a result, all engagements of the independent auditors to render audit or non-audit services require pre-approval of the Audit Committee.  No services by the Company's auditors were approved in accordance with Section 2-01(c)(7)(i)(C) of Regulation  S-X during the fiscal year ended December 31, 2003 or the fiscal year ended December 31, 2002.

        Ratification of the selection of Hein + Associates to serve as auditors for the fiscal year ending December 31, 2004 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

STOCKHOLDER PROPSALS FOR NEXT ANNUAL MEETING

        Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than February 10, 2005, and must conform to applicable Securities and Exchange Commission rules and regulations.

OTHER MATTERS

        The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

        The Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 2003, including audited financial statements, is enclosed herewith. The Annual Report is the Company's Form 10-KSB.